UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-06640)

American Strategic Income Portfolio Inc. II

(Exact name of registrant as specified in charter)

800 Nicollet Mall

Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jill M. Stevenson

800 Nicollet Mall Minneapolis, MN 55402

(Name and address of agent for service)

800-677-3863

Registrant’s telephone number, including area code

Date of fiscal year end: 08/31/12

Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE ¶
(Percentages of each investment category relate to total net assets)
Whole Loans ¥ p — 76.5%
Commercial Loans — 37.5%
5555 East Van Buren I, Phoenix, AZ, 4.93%, 10/1/14 ¶	6/23/04	$6,035,296	$6,035,296	$3,579,377
5555 East Van Buren II, Phoenix, AZ, 4.93%, 10/1/14 ¶	8/18/06	1,423,248	1,423,248	792,749
American Mini-Storage, Memphis, TN, 6.80%, 12/1/11	11/5/07	2,975,795	2,975,795	2,585,010
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17 ß	3/31/97	1,060,243	1,060,243	1,102,804
Hickman Road, Clive, IA, 6.78%, 1/1/13 ß ¶	12/3/07	5,500,000	5,500,000	5,555,000
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 ß	9/17/03	1,397,625	1,397,625	1,425,578
Oyster Point Office Park, Newport News, VA, 5.43%, 2/1/13 ß ¶	1/4/06	11,831,854	11,831,854	11,831,854
PennMont Office Plaza, Albuquerque, NM, 5.88%, 4/1/14 ß ¶	3/30/06	1,406,043	1,406,043	1,406,043
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17 ß	12/13/06	1,742,551	1,742,551	1,829,114
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17 ß	3/30/07	6,801,831	6,801,831	7,073,905
Signal Butte, Mesa, AZ, 4.93%, 7/1/17 ¶	6/20/07	15,000,000	15,002,903	8,355,000
Station Square, Pompano Beach, FL, 6.33%, 2/1/14 ß ¶	1/19/07	12,000,000	12,000,000	11,382,900
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14 ß	2/15/07	1,233,178	1,233,178	1,257,842
			68,410,567	58,177,176
Multifamily Loans — 38.9%
Carolina Square Apartments, Tallahassee, FL, 5.43%, 8/1/12 ß ¶¿	7/20/07	7,875,000	7,875,000	6,505,112
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13	6/5/03	3,696,756	3,696,756	3,089,187
Lake Point Terrace Apartments I, Madison, WI, 5.90%, 6/1/15 ¶	7/1/10	4,400,000	4,400,000	4,400,000
Lake Point Terrace Apartments II, Madison, WI, 9.88%, 6/1/15 ¶	7/1/10	550,000	550,000	550,000
Meadows Point, College Station, TX, 7.93%, 5/1/16 ¶ R	1/24/08	5,400,000	5,400,000	5,299,101
RP-Plaza Development Lot 11, Oxnard, CA, 6.90%, 3/1/12 ¶	2/23/05	2,500,000	2,500,000	2,108,790
RP-Plaza Development Lot 16, Oxnard, CA, 6.90%, 3/1/12 ¶	3/1/10	2,500,000	2,500,000	2,108,790
Sapphire Skies I, Cle Elum, WA, 4.93%, 7/1/13 ¶	12/23/05	8,758,484	8,758,484	7,389,874
Sapphire Skies II, Cle Elum, WA, 7.90%, 7/1/13 ¶ R S	3/20/09	3,200,000	3,200,000	292,906
Sapphire Skies III, Cle Elum, WA, 4.93%, 7/1/13 ¶	7/13/10	6,000,000	6,000,000	4,556,190
Summit Chase Apartments I, Coral Springs, FL, 6.93%, 4/1/12 ß ¶	7/7/05	9,500,000	9,500,000	8,720,563
Summit Chase Apartments II, Coral Springs, FL, 9.90%, 4/1/12 ¶ R S	7/7/05	6,150,000	6,150,000	2,694,180
Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 ¶ ¿§	4/17/07	8,800,000	8,800,000	4,901,600
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 ¶ R S§	4/17/07	2,298,600	2,298,600	886,269
Trinity Oaks Apartments I, Dallas, TX, 6.53%, 4/1/09 ¶¿§	3/30/06	7,000,000	7,000,000	3,899,000
Trinity Oaks Apartments II, Dallas, TX, 7.88%, 4/1/09 ¶ R S§	3/30/06	1,690,000	1,690,000	236,279
Vista Bonita Apartments, Denton, TX, 7.15%, 6/1/13	3/4/05	2,617,972	2,617,972	2,644,151
			82,936,812	60,281,992
Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 11.49%, 10/19/16	12/18/92	41,893	42,237	42,416
PHH U.S. Mortgage, 2 loans, California & Delaware, 6.55%, 3/21/20	12/30/92	134,081	130,476	138,103
			172,713	180,519
Total Whole Loans			151,520,092	118,639,687

Corporate Notes ¥ ¶ — 14.0%
Fixed Rate — 14.0%
Sarofim South and Bland, 7.00%, 1/1/12	12/21/07	8,511,612	8,511,612	8,511,612
Stratus Properties II, 8.75%, 12/31/12	6/14/01	5,000,000	5,000,000	5,000,000
Stratus Properties III, 8.75%, 6/30/13	12/12/06	8,000,000	8,000,000	8,160,000

Total Corporate Notes			21,511,612	21,671,612

U.S. Government Agency Mortgage-Backed Securities a — 9.3%
Fixed Rate — 9.3%
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, #E93231		1,129,757	1,147,041	1,223,202

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

DESCRIPTION	PAR/ SHARES	COST	FAIR VALUE ¶
9.00%, 7/1/30, #C40149	$92,598	$106,783	$109,587
5.00%, 5/1/39, #G05430	2,326,478	2,384,182	2,490,942
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	72,955	73,128	79,046
5.50%, 6/1/17, #648508	113,499	113,766	123,046
5.00%, 9/1/17, #254486	158,083	158,285	170,689
5.00%, 11/1/17, #657356	253,909	254,566	274,156
6.50%, 6/1/29, #252497	469,664	467,335	533,740
7.50%, 5/1/30, #535289	69,823	68,080	81,718
8.00%, 5/1/30, #538266	25,357	25,119	29,768
8.00%, 6/1/30, #253347	85,643	84,837	100,540
5.00%, 11/1/33, #725027	5,380,233	5,491,597	5,790,596
5.00%, 7/1/39, #935588	3,216,219	3,280,097	3,459,517

Total U.S. Government Agency Mortgage-Backed Securities		13,654,816	14,466,547

Commercial Mortgage-Backed Securities ¶ a r — 16.5%
Other — 16.5%
Banc of America Commercial Mortgage, 5.00%, 7/10/45, Series 2005-4, Class A5B	8,060,000	5,313,018	7,952,883
Bear Stearns Commercial Mortgage Securities, 5.47%, 1/12/45, Series 2007-T26, Class A4	10,000,000	8,526,918	11,116,260
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.89%, 11/15/44, Series 2007-CD5,Class A4	5,950,000	5,458,824	6,453,114

Total Commercial Mortgage-Backed Securities		19,298,760	25,522,257

Preferred Stocks ☒ — 23.3%
Real Estate Investment Trusts — 23.3%
BRE Properties, Series D	7,450	148,031	188,811
Developers Diversified Realty, Series H	6,600	135,300	161,370
Developers Diversified Realty, Series I	6,050	126,143	147,499
Duke Realty, Series J	38,000	893,000	928,625
Duke Realty, Series L	74,260	1,529,361	1,795,607
Duke Realty, Series M	83,200	1,704,000	2,096,640
Equity Residential Properties, Series K	30,000	1,680,000	1,968,750
Equity Residential Properties, Series N	118,000	2,244,300	2,980,680
Kimco Realty, Series F	137,700	3,241,375	3,436,854
Kimco Realty, Series G	39,300	1,020,901	1,009,617
ProLogis, Series L	84,100	1,748,225	2,013,144
ProLogis, Series M	14,360	367,561	344,496
ProLogis, Series 0	13,459	336,475	331,008
ProLogis, Series R	48,120	1,149,478	1,183,752
ProLogis, Series S	11,700	245,700	283,959
PS Business Parks, Series H	37,600	752,000	942,594
PS Business Parks, Series I	13,200	259,644	333,300
PS Business Parks, Series M	37,600	774,560	951,750
PS Business Parks, Series O	100,000	2,415,000	2,518,750
PS Business Parks, Series P	11,650	223,330	290,551
Public Storage, Series A	40,000	977,346	1,016,000
Public Storage, Series E	13,200	264,000	336,059
Public Storage, Series F	38,000	900,600	962,122
Public Storage, Series W	38,000	906,300	964,782
Realty Income, Series D	90,000	2,281,500	2,357,100
Realty Income, Series E	37,600	812,160	952,927
Regency Centers, Series C	62,600	1,440,412	1,580,024
Regency Centers, Series E	39,200	791,840	969,769
Weingarten Realty Investors, Series F	129,000	3,175,980	3,121,800

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

DESCRIPTION	PAR/ SHARES	COST	FAIR VALUE ¶
Total Preferred Stocks		$32,544,522	$36,168,340

Total Unaffiliated Investments		238,529,802	216,468,443

Real Estate Owned ¥ ● — 2.4%
Office City Plaza, Houston, TX		5,452,890	3,793,712

Short-Term Investment — 0.8%
First American Prime Obligations Fund, Class Z , 0.04% W	1,251,869	1,251,869	1,251,869

Total Investments ▲ — 142.8%		$245,234,561	$221,514,024

Other Assets and Liabilities, Net — (42.8)%			(66,426,292)

Total Net Assets — 100.0%			$155,087,732

¶	The fund’s investments in whole loans (single family, multifamily and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, these investments are initially fair valued at cost as this approximates fair value and adjusted using a U.S. Bancorp Asset Management, Inc. (“USBAM”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. The results of the pricing model may be further subject to price floors given the intrinsic values of the underlying properties subject to the loans and ceilings due to the illiquid nature of the loans. USBAM has modified, and may in the future modify, price floors, price ceilings, and other factors contained in the model in light of changing economic and market conditions. Such modifications will affect the fund’s net asset value.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly. Although USBAM believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

Security valuations for the fund’s investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of November 30, 2011, the fund held internally fair valued securities which are disclosed in footnote ¥.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On November 30, 2011, the total fair value of these securities was $144,105,011 or 92.9% of total net assets.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on November 30, 2011. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of November 30, 2011. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

¶	Interest Only - Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of November 30, 2011.

b	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”). On November 30, 2011, securities valued at $58,090,715 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest

$16,700,000	4.25%	$1,972

*	Interest rate as of November 30, 2011. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 2.50% subject to a “floor” interest rate of 4.25% and reset monthly.

Description of collateral:

Whole Loans

Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17, $1,060,243 par

Carolina Square Apartments, Tallahassee, FL, 5.43%, 8/1/12, $7,875,000 par

Hickman Road, Clive, IA, 6.78%, 1/1/13, $5,500,000 par

Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13, $1,397,625 par

Oyster Point Office Park, Newport News, VA, 5.43%, 2/1/13, $11,831,854 par

PennMont Office Plaza, Albuquerque, NM, 5.88%, 4/1/14, $1,406,043 par

Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17, $1,742,551 par

Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17, $6,801,831 par

Station Square, Pompano Beach, FL, 6.33%, 2/1/14, $12,000,000

Summit Chase Apartments I, Coral Springs, FL, 6.93%, 4/1/12, $9,500,000 par

Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14, $1,233,178 par

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $16,250,000, which matures on July 31, 2013, and agreed to make revolving loans to the fund of up to $8,750,000. The fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

t	Loan is currently in default with regards to scheduled interest and/or principal payments.

R	Participating Loan - A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

§	Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On November 30, 2011, securities valued at $39,863,538 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$13,705,283	11/14/11	0.29%	12/14/11	$1,877	(1)
6,920,000	11/15/11	1.46%	2/14/12	4,492	(2)
8,664,000	11/15/11	1.46%	2/14/12	5,624	(3)
5,327,000	11/15/11	1.46%	2/14/12	3,458	(4)

$34,616,283				$15,451

*	Interest rate as of November 30, 2011. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,013,130 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $92,598 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $2,326,478 par

Federal National Mortgage Association, 6.00%, 10/1/16, $72,955 par

Federal National Mortgage Association, 5.50%, 6/1/17, $113,499 par

Federal National Mortgage Association, 5.00%, 9/1/17, $158,083 par

Federal National Mortgage Association, 5.00%, 11/1/17, $253,909 par

Federal National Mortgage Association, 6.50%, 6/1/29, $469,664 par

Federal National Mortgage Association, 7.50%, 5/1/30, $69,823 par

Federal National Mortgage Association, 8.00%, 5/1/30, $25,357 par

Federal National Mortgage Association, 8.00%, 6/1/30, $85,643 par

Federal National Mortgage Association, 5.00%, 11/1/33, $5,380,233 par

Federal National Mortgage Association, 5.00%, 7/1/39, $3,216,219 par

(2)	JP Morgan:

Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $8,060,000 par

(3)	JP Morgan:

Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45, $10,000,000 par

(4)	JP Morgan:

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5,Class A4, 5.89%, 11/15/44, $5,950,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A., London Branch (“BofA”). On November 30, 2011, securities valued at $36,168,340 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
12,200,000	1.14%	12,012
3,800,000	1.13%	3,697
$16,000,000		$15,709

*	Interest rate as of November 30, 2011. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Preferred Stocks

BRE Properties, Series D, 7,450 shares

Developers Diversified Realty, Series H, 6,600 shares

Developers Diversified Realty, Series I, 6,050 shares

Duke Realty, Series J, 38,000 shares

Duke Realty, Series L, 74,260 shares

Duke Realty, Series M, 83,200 shares

Equity Residential Properties, Series K, 30,000 shares

Equity Residential Properties, Series N, 118,000 shares

Kimco Realty, Series F, 137,700 shares

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

Kimco Realty, Series G, 39,300 shares

ProLogis, Series L, 84,100 shares

ProLogis, Series M, 14,360 shares

ProLogis, Series 0, 13,459 shares

ProLogis, Series R, 48,120 shares

ProLogis, Series S, 11,700 shares

PS Business Parks, Series H, 37,600 shares

PS Business Parks, Series I, 13,200 shares

PS Business Parks, Series M, 37,600 shares

PS Business Parks, Series O, 100,000 shares

PS Business Parks, Series P, 11,650 shares

Public Storage, Series A, 40,000 shares

Public Storage, Series E, 13,200 shares

Public Storage, Series F, 38,000 shares

Public Storage, Series W, 38,000 shares

Realty Income, Series D, 90,000 shares

Realty Income, Series E, 37,600 shares

Regency Centers, Series C, 62,600 shares

Regency Centers, Series E, 39,200 shares

Weingarten Realty Investors, Series F, 129,000 shares

The fund has entered into a loan agreement with BofA under which BofA has agreed to make a credit facility available up to $16,000,000. Loans made under the loan agreement are secured by the fund’s holdings in REIT preferred stock and bear interest at one-month LIBOR plus 0.90%. The credit facility has an initial term of 180 days and will continue on a revolving basis unless terminated in writing by BofA upon 180 days notice. The fund may borrow and re-borrow under the credit facility without the payment of any penalties.

r	Variable Rate Security - The rate shown is the net coupon rate in effect as of November 30, 2011.

●	Real Estate Owned. See¶ footnote above.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of November 30, 2011.

▲	On November 30, 2011, the cost of investments for federal income tax purposes was approximately $245,234,561. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$11,455,840
Gross unrealized depreciation	(35,176,377)
Net unrealized depreciation	$(23,720,537)

Summary of Fair Value Exposure

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of November 30, 2011, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Whole Loans	$—	$—	$118,639,687	$118,639,687
Corporate Notes	—	—	21,671,612	21,671,612
U.S. Government Agency Mortgage-Backed Securities	—	14,466,547	—	14,466,547
Commercial Mortgage-Backed Securities	—	25,522,257	—	25,522,257

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments    |    November 30, 2011 (unaudited)

American Strategic Income Portfolio II (BSP)

	$00000000.00	$00000000.00	$00000000.00	$00000000.00
	Level 1	Level 2	Level 3	Total Fair Value
Preferred Stocks	36,168,340	—	—	36,168,340
Real Estate Owned	—	—	3,793,712	3,793,712
Short-Term Investment	1,251,869	—	—	1,251,869

Total Investments	$37,420,209	$39,988,804	$144,105,011	$221,514,024

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	$00000000.00	$00000000.00	$00000000.00	$00000000.00
	Whole Loans	Corporate Notes	Real Estate Owned	Total Fair Value
Balance as of August 31, 2011	$125,169,063	$21,671,612	$4,392,494	$151,233,169
Realized gain	46	—	—	46
Net change in unrealized appreciation or depreciation	(4,076,799)	—	(598,782)	(4,675,581)
Sales	(2,452,623)	—	—	(2,452,623)

Balance as of November 30, 2011	$118,639,687	$21,671,612	$3,793,712	$144,105,011

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of November 30, 2011	$(4,076,799)	$—	$(598,782)	$(4,675,581)

During the period ended November 30, 2011, the fund recognized no transfers between valuation levels.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. II

By:	/S/ JOSEPH M. ULREY III
Joseph M. Ulrey III
President

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOSEPH M. ULREY III
Joseph M. Ulrey III
President

Date:	January 25, 2012

By:	/S/ JILL M. STEVENSON
Jill M. Stevenson
Treasurer

Date:	January 25, 2012